Exhibit 32


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Lionel Simons, certify that the Annual Report on Form 10-KSB for the fiscal quarter ended June 30, 2006, fully complies with the requirements in
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of Migami, Inc. for the periods being presented.



                                             /s/ Lionel Simons
                                             -----------------------------------
                                             Name:  Lionel Simons
                                             Chief Financial Officer

August 17, 2006